                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 7, 1996



                     Vanderbilt Mortgage and Finance, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Tennessee
- --------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)


          33-88238                                        62-0997810
- --------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                Vanderbilt Mortgage and Finance, Inc.
                                4726 Airport Highway
                                Louisville, TN 37777
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  423-970-7200


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Passs Through Certificates, Series 1995B.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.         Description                                Page
     -----------         -----------                                ----
     28                  Monthly Report delivered by                 3
                         the Trustee to Certificateholders
                         in connection with distribution
                         on May 7, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VANDERBILT MORTGAGE AND FINANCE, INC.
                                    as Servicer

                                By:     /s/ David R. Jordan
                                Name:   David R. Jordan
                                Title:  Controller



Dated:  May 7, 1996

Chemical Bank, Trustee                          Determination Date:    03-May-96
Manufactured Housing Contracts                  Remittance Date:       07-May-96
Senior/Subordinated Pass-Through                For the Period Ended:  25-Apr-96
Certificates Series 1995B
Information for Clauses (a) through (s), Section 7.01

                                                            Class A-1           Class A-2           Class A-3           Class A-4
(a) Class A and Class B Distribution Amounts               2,304,904.07          244,733.42          151,967.50          107,632.33

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                              647,644.98
    (b) Partial Prepayments Received                          71,768.53
    (c) Principal Payments in Full (Scheduled Balance)     1,433,502.25
    (d) Liquidated Contract Scheduled Balance                      0.00
    (e) Section 3.05 Purchase Scheduled Balance                    0.00
    (f) Previously Undistributed Shortfalls
           in (a) through (e)                                      0.00
                                                          -------------       -------------       -------------       -------------
Total Principal Distribution                               2,152,915.76                0.00                0.00                0.00

(c) Interest Distribution                                    151,988.31          244,733.42          151,967.50          107,632.33
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
Total Interest Distribution                                  151,988.31          244,733.42          151,967.50          107,632.33

(d) Beginning Class A and Class B Principal Balance       29,065,493.01       45,356,000.00       27,320,000.00       18,584,000.00
    Less: Principal Distribution                           2,152,915.76                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
    Remaining Class A and Class B Principal Balance       26,912,577.25       45,356,000.00       27,320,000.00       18,584,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                    180,044.60
    Section 8.06 Reimbursement Amount                              0.00
    Section 6.02 Reimbursement Amount                         55,173.49
    Reimburseable Fees                                             0.00

                                                          -------------
Total Fees Due Servicer                                      235,218.09

                                                             Class A-5          Class A-6           Class B-1           Class B-2
(a) Class A and B Distribution Amounts                       104,202.00           92,500.00           69,837.50           61,088.54

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls
           in (a) through (e)
                                                          -------------       -------------       -------------        ------------
Total Principal Distribution                                       0.00                0.00                0.00                0.00

(c) Interest Distribution                                    104,202.00           92,500.00           69,837.50           61,088.54
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------        ------------
Total Interest Distribution                                  104,202.00           92,500.00           69,837.50           61,088.54

(d) Beginning Class A and Class B Principal Balance       17,367,000.00       14,800,000.00       11,100,000.00        9,250,000.00
    Less: Principal Distribution                                   0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------        ------------
    Remaining Class A and Class B Principal Balance       17,367,000.00       14,800,000.00       11,100,000.00        9,250,000.00


                                              No. of       Unpaid Principal
(f) Delinquency                              Contracts         Balance
    31-59 Days Delinquent                       120           2,621,260
    60-89 Days Delinquent                        38             805,288
    90+ Days Delinquent                          50             997,653

(g) Section 3.05 Repurchases                                       0.00

(i) Class R Distribution Amount                              344,819.50
    Repossession Profits                                           0.00

(j) Principal Balance of Contracts
      in Repossession                                         17,710.74

(k) Aggregate Net Liquidation Losses                          63,870.18

(l) (x) Class B-2 Formula Distribution Amount                 61,088.54
    (y) Remaining Amount Available                           405,908.04
                                                          -------------
    Amount of (x) over (y)                                         0.00

(m) Class B-2 Liquidation Loss Amount                              0.00

(n) Guarantee Payment                                              0.00

(o) Unadvanced Shortfalls                                          0.00

(p) Number of units repossessed                                       2

(q) Principal Prepayments paid                             1,505,270.78

(r) Scheduled Principal Payments                             647,644.98

(s) Weighted Average Interest Rate                                12.00%

(h)       Pool Factor                   Original Balance       Rate
Class A-1        0.65285344                41,223,000.00      6.275%
Class A-2        1.00000000                45,356,000.00      6.475%
Class A-3        1.00000000                27,320,000.00      6.675%
Class A-4        1.00000000                18,584,000.00      6.950%
Class A-5        1.00000000                17,367,000.00      7.200%
Class A-6        1.00000000                14,800,000.00      7.500%
Class B-1        1.00000000                11,100,000.00      7.550%
Class B-2        1.00000000                 9,250,000.00      7.925%

Chemical Bank, Trustee                          Determination Date:    03-May-96
Manufactured Housing Contracts                  Remittance Date:       07-May-96
Senior/Subordinated Pass-Through                For the Period Ended:  25-Apr-96
Certificates Series 1995B


                 Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff                                    3,872,308.42
(ii)  Monthly Advance made                                                                     0.00
(iii) Section 5.05 Certificate Fund Income                                                14,055.65
(iv)  Prefunding Account Earnings                                                              0.00
(v)   Principal due Holders                                                                    0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period                                                   169,461.12
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                   0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                     0.00
   (iii) Monthly Servicing Fee                                                           180,044.60
   (iv)  Reimburseable Liquidation Expenses                                               55,173.49
   (v)   Section 6.04 (c) reimbursement                                                        0.00
   (vi)  Section 8.06 reimbursement                                                            0.00
   (vii) Amounts not required to be deposited                                                  0.00

Total Due Servicer                                                                       235,218.09

Available Distribution Amount                                                          3,481,684.86

To Class A and B                                                                       3,136,665.36

Monthly Excess Cashflow                                                                  344,819.50

Weighted Average Remaining Term (months)                                                     151.70

         Scheduled Balance Computation


         Prior Month Balance                                                         172,842,619.67

         Current Balance                                        170,816,594.67
                 Adv Principal                                       62,593.79
                 Del Principal                                      189,284.55
         Pool Scheduled Balance                                                      170,689,903.91


         Principal Payments in Full                               1,433,502.25
         Partial Prepayments                                         71,768.53

         Scheduled Principal                                        647,644.96


         Collateral Balance                                                          170,816,594.67